(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
September 30, 2001


Core Bond Portfolio &
Intermediate Term Portfolio
Merrill Lynch Bond Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Core Bond Portfolio & Intermediate Term Portfolio


TO OUR SHAREHOLDERS


Market Review
During the 12-month period ended September 30, 2001, the fixed-income markets were greatly influenced by the direction of Federal Reserve Board monetary policy, the perceived strength/weakness of the US economy, stock market conditions, corporate profitability and the expected direction of interest rates. As we entered the period, although the pace of economic expansion was clearly slowing from the torrent pace exhibited during most of the prior two years, the economy continued to exhibit positive growth. While the higher interest rates implemented in early 2000 were clearly causing the economy to grow at a slower pace, the Federal Reserve Board was extremely concerned about the ramifications of labor shortages and strong consumer demand for goods and services. In line with this, and despite the strong evidence that the economic momentum had reversed, the Federal Reserve Board chose to maintain a neutral monetary policy through 2000. However, as 2001 approached, market sentiment remained fairly upbeat despite the inaction from the Federal Reserve Board as many viewed this as the precursor for lower interest rates. Accordingly, the positive outlook prompted a rally in interest rates across the entire yield curve, while spread product benefited from the belief that the economy would not enter a recessionary period.

As we entered 2001, economic conditions continued to deteriorate, particularly within the manufacturing and technology sectors. Clearly, the possibility of something worse than a soft landing gave investors reason to believe that the Federal Reserve Board would soon move to an easing in monetary policy. In early January, the Federal Reserve Board surprised the market by lowering the Federal Funds rate 0.50% prior to their late January meeting. As market participants predicted, the Federal Reserve Board cited concern relative to the slowdown of the economy. This was quickly followed by another 0.50% interest rate reduction at the Federal Reserve Board's regularly scheduled meeting in late January. Since the initial rate change, and in an attempt to encourage consumer spending and corporate capital formation, the Federal Reserve Board lowered short-term interest rates eight more times representing an aggregate 4% drop in the Federal Funds rate. To put this into better perspective, the Federal Funds rate, which is the rate at which member banks of the Federal Reserve system lend and borrow reserves, was 6.5% at the start of the year, and by the Fund's fiscal year end was 2.50%. In reaction to the aggressive shift in monetary policy, the yield curve began to steepen dramatically as investors priced in forward expectations for further easing from the Federal Reserve Board. The inversion in the front end of the yield curve quickly took on a more normal upward sloping shape, while the back end of the yield curve, despite the impact of the Treasury buyback program, steepened.

The tragic events of September 11, 2001 had a pronounced impact on the global financial markets and the effect to the US fixed-income markets was no less stunning. Prior to the terrorist attack, the US financial markets were adjusting to the notion that the economy was slowing at a slightly greater rate than expected, however, a recessionary scenario was not widely accepted. Despite the efforts of the Federal Reserve Board to provide monetary stimulus by lowering short-term rates, and despite the hopeful fiscal implications of the tax rebate program, consumers were reluctant to continue their spending pattern of recent years. While the housing market has remained fairly robust, consumers reduced expenditures to expensive, durable good items. In part, the retrenchment of the consumer, which accounts for two-thirds of gross domestic product, was a function of the eroding stock market as well as a deteriorating job market. With respect to the latter, layoff announcements by corporate America were coming more frequently as companies reacted to the slowing economy. The unemployment rate in the United States was 5.4% in September. We expect this rate to approach 6% by year end. Accordingly, we are presently expecting third and fourth quarter gross domestic product to be negative, although we are projecting growth to occur by late first quarter 2002 as the impact of lower interest rates takes hold and eventual inventory rebuilding by corporate America begins.



Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001


Fiscal Year in Review
During the 12-month period ended September 30, 2001, the Core Bond Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +11.44%, +10.59%, +10.53% and +11.16%, respectively. For the same period, the Intermediate Term Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +11.35%, +10.79%, +10.78% and +11.24%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
5 - 9 of this report to shareholders.) This compares to the +12.95% return for the unmanaged Lehman Brothers Aggregate Bond Index for the 12-month period ended September 30, 2001. During the fiscal year, we changed the Portfolio's benchmarks. For the Intermediate Term Portfolio, the benchmark was the Merrill Lynch U.S. Corporate 1-10 Year Index and for the Core Bond Portfolio, the benchmark was the Merrill Lynch Corporate Master Index. Both Portfolios are now compared to the Lehman Brothers Aggregate Bond Index. We believe that the new benchmark provides for a better comparison relative to the restructuring of the Portfolios.

As we entered 2001, and in line with the Fund's new prospectus guidelines, corporate holdings were reduced with proceeds invested in the government and mortgage-backed markets. Specifically, we reduced each Portfolio's corporate holdings to 40% of total assets, while Treasury and mortgage holdings were raised to 25% and 15%, respectively. Relative to the Lehman Brothers Aggregate Bond Index, this represented an overweighted position in corporates, a neutral position in Treasury and agency securities, and an underweight in mortgage-backed securities (MBS). It was our belief that the accommodative monetary policy of the Federal Reserve Board would benefit both the Treasury and corporate sectors, while MBS would come under pressure as refinancing activity accelerated. By mid-period, and given our belief that prepayment speeds had peaked and volatilities would slow, we sold Treasury securities and used the proceeds to purchase higher coupon collateral. At that point, we brought each Portfolio's MBS allocation up to modest market underweight.

With respect to the corporate sector, we expect to keep a 10% - 15% overweight in this sector given favorable technical factors and attractive spreads. Throughout the fiscal year, investment emphasis for our corporate allocations was founded on our desire to focus on the larger, more liquid global issues rather than chasing yield in the more speculative sectors. In this case, we were willing to forgo incremental yield in exchange for enhanced liquidity. In early May, we began the process of rebalancing industry sub-sector exposure to better reflect the composition of the corporate component of the Lehman Brothers Aggregate Bond Index. In this way, the major issuers within each sub-sector would be identified, relative value/credit fundamentals assessed and overweighted/underweighted positions determined in a consistent manner. This strategy remained in place throughout the final quarter.

With respect to security-specific issues, we added to positions in several sectors including energy-related industries, electric and gas utilities, defense contractors, life insurers, cable/media companies, telecommunications and domestic banks. In all cases, we were either positive on the outlook for that sector and/or had a favorable view on the prevailing operating picture with respect to interest margins and cash flows factors. On the sell side, we continued to liquidate some of our positions in several industries, including consumer finance companies, railroads, auto manufacturers, hotel and lodging and airlines. In this case, we believe operating margins will remain under pressure, which in turn will weaken cash flow positions. Those sectors we continued to avoid for the most part included property and casualty insurers, tobacco, metals and mining, auto part manufacturers and gaming and leisure. The Portfolios' credit-related non-corporate holdings continued to be dominated by commercial MBS and home equity asset-backed securities. In the case of our Treasury and Federal agency strategy, we concentrated exposure to the current, on-the-run issues for Treasury securities and benchmark issues for Federal agency securities. Lastly, the Portfolios' mortgage exposure came primarily in the form of agency pass through securities, with an occasional foray into the collateralized mortgage obligation market when spreads and market conditions warranted that type of investment.



Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001


On a year-to-date basis, the Portfolios' overall performance benefitted from favorable sector decisions. The Portfolios'
10% - 15% overweight to the corporate sector proved correct as this sector produced the best returns within the investment-grade market during 2001. Additionally, the Fund's underweight to the MBS sector, which has underperformed at times, produced the intended results. Unfortunately, performance was negatively impacted as a result of our holdings in some credits, including Nortel Networks and Global Crossing, which experienced a significant deterioration in the price of their bonds.

In the near term, we will continue to emphasize spread product, as we expect Treasury and agency securities to underperform. While corporate spreads have rebounded somewhat following the events of September 11, we believe that additional spread compression is possible as the economy bottoms out and corporate profitability begins to marginally improve during early 2002. Additionally, given our outlook on the shape of the yield curve and the implied impact on mortgage refinancing activity, we believe that the yield advantage MBS offer is likewise compelling and therefore will be an important component of our investment strategy.


In Conclusion
We appreciate your ongoing interest in Core Bond and Intermediate
Term Portfolios of Merrill Lynch Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Christopher G. Ayoub)
Christopher G. Ayoub
Senior Vice President and Portfolio Manager



(James J. Pagano)
James J. Pagano
Vice President and Portfolio Manager



November 8, 2001



We are pleased to announce that James J. Pagano has been named Portfolio Manager to Core Bond and Intermediate Term Portfolios of Merrill Lynch Bond Fund, Inc. Mr. Pagano is Vice President and Portfolio Manager responsible for Core Fixed Income products, a position he has held since 1998. He joined Fund Asset Management, L.P. in 1997 and has held various positions at Merrill Lynch & Co. since 1992.


The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.



Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001


A SPECIAL MESSAGE TO SHAREHOLDERS


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Christopher G. Ayoub, Senior Vice President
Vincent T. Lathbury III, Senior Vice President
James J. Pagano, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Core Bond Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Core Bond Portfolio. Intermediate Term Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within one year of purchase. In addition, Core Bond Portfolio is subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Intermediate Term Portfolio is subject to a 0.25% distribution fee and a 0.25% account maintenance fee. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Core Bond Portfolio.
Intermediate Term Portfolio is subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Core Bond Portfolio. Intermediate Term Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                 Ten Years/
                                                 6-Month         12-Month     Since Inception      Standardized
As of September 30, 2001                       Total Return    Total Return     Total Return       30-Day Yield
Core Bond Portfolio Class A Shares**              +4.21%           +11.44%          +99.52%            4.76%
Core Bond Portfolio Class B Shares**              +3.82            +10.59           +84.88             4.19
Core Bond Portfolio Class C Shares**              +3.69            +10.53           +56.41             4.14
Core Bond Portfolio Class D Shares**              +3.99            +11.16           +62.71             4.52
Intermediate Term Portfolio Class A Shares***     +4.43            +11.35           +99.67             4.78
Intermediate Term Portfolio Class B Shares***     +4.16            +10.79           +71.42             4.32
Intermediate Term Portfolio Class C Shares***     +4.16            +10.78           +59.37             4.31
Intermediate Term Portfolio Class D Shares***     +4.38            +11.24           +64.11             4.68

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
**The Portfolio's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D
Shares.
***The Portfolio's ten-year/since inception periods are ten years for Class A Shares, from 11/13/92 for Class B Shares and from
10/21/94 for Class C & Class D Shares.


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--
Core Bond Portfolio


A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Core Bond Portfolio++ Class A and Class B
Shares* compared to a similar investment in Lehman Brothers
Aggregate Bond Index++++ and ML U.S. Corporate Master Index++++++. Values illustrated are as follows :

ML Bond Fund, Inc.'s Core Bond Portfolio++
Class A Shares*

Date                            Value

September 1991                 $ 9,600.00
September 1992                 $10,973.00
September 1993                 $12,373.00
September 1994                 $11,627.00
September 1995                 $13,363.00
September 1996                 $13,844.00
September 1997                 $15,120.00
September 1998                 $16,640.00
September 1999                 $16,357.00
September 2000                 $17,190.00
September 2001                 $19,157.00


ML Bond Fund, Inc.'s Core Bond Portfolio++
Class B Shares*

Date                            Value

September 1991                 $10,000.00
September 1992                 $11,344.00
September 1993                 $12,695.00
September 1994                 $11,841.00
September 1995                 $13,503.00
September 1996                 $13,882.00
September 1997                 $15,047.00
September 1998                 $16,433.00
September 1999                 $16,030.00
September 2000                 $16,718.00
September 2001                 $18,488.00


Lehman Brothers Aggregate Bond Index++++

Date                            Value

September 1991                 $10,000.00
September 1992                 $11,255.00
September 1993                 $12,378.00
September 1994                 $11,979.00
September 1995                 $13,663.00
September 1996                 $14,333.00
September 1997                 $15,725.00
September 1998                 $17,535.00
September 1999                 $17,471.00
September 2000                 $18,692.00
September 2001                 $21,113.00


ML U.S. Corporate Master Index++++++

Date                            Value

September 1991                 $10,000.00
September 1992                 $11,426.00
September 1993                 $12,601.00
September 1994                 $12,371.00
September 1995                 $14,051.00
September 1996                 $14,811.00
September 1997                 $16,249.00
September 1998                 $17,822.00
September 1999                 $17,922.00
September 2000                 $19,027.00
September 2001                 $22,156.00



A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Core Bond Portfolio++ Class C and Class D
Shares* compared to a similar investment in Lehman Brothers
Aggregate Bond Index++++ and ML U.S. Corporate Master Index++++++. Values illustrated are as follows :

ML Bond Fund, Inc.'s Core Bond Portfolio++
Class C Shares*

Date                            Value

10/21/1994**                   $10,000.00
September 1995                 $11,460.00
September 1996                 $11,787.00
September 1997                 $12,757.00
September 1998                 $13,937.00
September 1999                 $13,577.00
September 2000                 $14,151.00
September 2001                 $15,641.00


ML Bond Fund, Inc.'s Core Bond Portfolio++
Class D Shares*

Date                            Value

10/21/1994**                   $ 9,600.00
September 1995                 $11,061.00
September 1996                 $11,440.00
September 1997                 $12,464.00
September 1998                 $13,682.00
September 1999                 $13,404.00
September 2000                 $14,051.00
September 2001                 $15,619.00


Lehman Brothers Aggregate Bond Index++++

Date                            Value

10/21/1994**                   $10,000.00
September 1995                 $11,416.00
September 1996                 $11,975.00
September 1997                 $13,138.00
September 1998                 $14,650.00
September 1999                 $14,596.00
September 2000                 $15,616.00
September 2001                 $17,639.00


ML U.S. Corporate Master Index++++++

Date                            Value

10/21/1994**                   $10,000.00
September 1995                 $11,390.00
September 1996                 $12,005.00
September 1997                 $13,171.00
September 1998                 $14,445.00
September 1999                 $14,527.00
September 2000                 $15,423.00
September 2001                 $17,891.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Portfolio invests primarily in long-term, fixed-income securities that are rated in the four highest categories of the recognized rating agencies (Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corp.).
++++This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and US Treasury and Government agency issues with at least one year to maturity. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.
++++++This unmanaged Index is comprised of all investment-grade corporate bonds rated BBB3 or higher, of all maturities. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

Past performance is not predictive of future performance.



Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001


PERFORMANCE DATA (continued)


Average Annual Total Return--Core Bond Portfolio


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/01                  +11.44%           +6.98%
Five Years Ended 9/30/01                 +6.71            +5.84
Ten Years Ended 9/30/01                  +7.15            +6.72

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 9/30/01                  +10.59%           +6.59%
Five Years Ended 9/30/01                 +5.90            +5.90
Ten Years Ended 9/30/01                  +6.34            +6.34

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 9/30/01                  +10.53%           +9.53%
Five Years Ended 9/30/01                 +5.82            +5.82
Inception (10/21/94) through 9/30/01     +6.66            +6.66

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 9/30/01                  +11.16%           +6.72%
Five Years Ended 9/30/01                 +6.43            +5.56
Inception (10/21/94) through 9/30/01     +7.26            +6.63

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--
Intermediate Term Portfolio


A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Intermediate Term Portfolio++ Class A Shares* compared to a similar investment in Lehman Brothers Aggregate Bond Index++++ and ML U.S. Corporate 1-10 Year Index++++++. Values illustrated are as follows :

ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class A Shares*

Date                            Value

September 1991                 $ 9,900.00
September 1992                 $11,257.00
September 1993                 $12,539.00
September 1994                 $12,006.00
September 1995                 $13,606.00
September 1996                 $14,226.00
September 1997                 $15,448.00
September 1998                 $16,929.00
September 1999                 $16,899.00
September 2000                 $17,747.00
September 2001                 $19,761.00


Lehman Brothers Aggregate Bond Index++++

Date                            Value

September 1991                 $10,000.00
September 1992                 $11,255.00
September 1993                 $12,378.00
September 1994                 $11,979.00
September 1995                 $13,663.00
September 1996                 $14,333.00
September 1997                 $15,725.00
September 1998                 $17,535.00
September 1999                 $17,471.00
September 2000                 $18,692.00
September 2001                 $21,113.00


ML U.S. Corporate 1-10 Year Index++++++

Date                            Value

September 1991                 $10,000.00
September 1992                 $11,426.00
September 1993                 $12,601.00
September 1994                 $12,371.00
September 1995                 $14,051.00
September 1996                 $14,811.00
September 1997                 $16,249.00
September 1998                 $17,822.00
September 1999                 $17,922.00
September 2000                 $19,027.00
September 2001                 $21,550.00



A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Intermediate Term Portfolio++ Class B Shares* compared to a similar investment in Lehman Brothers Aggregate Bond Index++++ and ML U.S. Corporate 1-10 Year Index++++++. Values illustrated are as follows :

ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class B Shares*

Date                            Value

11/13/1992**                   $10,000.00
September 1993                 $11,330.00
September 1994                 $10,795.00
September 1995                 $12,169.00
September 1996                 $12,658.00
September 1997                 $13,687.00
September 1998                 $14,911.00
September 1999                 $14,808.00
September 2000                 $15,473.00
September 2001                 $17,143.00


Lehman Brothers Aggregate Bond Index++++

Date                            Value

11/13/1992**                   $10,000.00
September 1993                 $11,141.00
September 1994                 $10,782.00
September 1995                 $12,298.00
September 1996                 $12,901.00
September 1997                 $14,154.00
September 1998                 $15,783.00
September 1999                 $15,725.00
September 2000                 $16,824.00
September 2001                 $19,003.00


ML U.S. Corporate 1-10 Year Index++++++

Date                            Value

11/13/1992**                   $10,000.00
September 1993                 $11,182.00
September 1994                 $10,978.00
September 1995                 $12,469.00
September 1996                 $13,143.00
September 1997                 $14,420.00
September 1998                 $15,815.00
September 1999                 $15,904.00
September 2000                 $16,885.00
September 2001                 $19,124.00



A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s Intermediate Term Portfolio++ Class C and
Class D Shares* compared to a similar investment in Lehman Brothers Aggregate Bond Index++++ and ML U.S. Corporate 1-10 Year
Index++++++. Values illustrated are as follows :

ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class C Shares*

Date                            Value

10/21/1994**                   $10,000.00
September 1995                 $11,325.00
September 1996                 $11,777.00
September 1997                 $12,718.00
September 1998                 $13,866.00
September 1999                 $13,769.00
September 2000                 $14,386.00
September 2001                 $15,937.00


ML Bond Fund, Inc.'s Intermediate Term Portfolio++
Class D Shares*

Date                            Value

10/21/1994**                   $ 9,900.00
September 1995                 $11,251.00
September 1996                 $11,753.00
September 1997                 $12,761.00
September 1998                 $13,959.00
September 1999                 $13,920.00
September 2000                 $14,605.00
September 2001                 $16,247.00


Lehman Brothers Aggregate Bond Index++++

Date                            Value

10/21/1994**                   $10,000.00
September 1995                 $11,416.00
September 1996                 $11,975.00
September 1997                 $13,138.00
September 1998                 $14,650.00
September 1999                 $14,596.00
September 2000                 $15,616.00
September 2001                 $17,639.00



ML U.S. Corporate 1-10 Year Index++++++

Date                            Value

10/21/1994**                   $10,000.00
September 1995                 $11,390.00
September 1996                 $12,005.00
September 1997                 $13,171.00
September 1998                 $14,445.00
September 1999                 $14,527.00
September 2000                 $15,423.00
September 2001                 $17,468.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Portfolio invests primarily in bonds rated in the four highest rating categories (Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Corp.), with an average remaining maturity of three to ten years, depending on market conditions.
++++This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages, and US Treasury and Government agency issues with at least one year to maturity. The starting date for the Index in the Class B Shares' graph is from 11/30/92 and from 10/31/94 in the Class C & Class D Shares' graph.
++++++This unmanaged Index is comprised of all investment-grade corporate bonds rated BBB maturing in from one to ten years.

Past performance is not predictive of future performance.



Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001


PERFORMANCE DATA (concluded)


Average Annual Total Return--Intermediate Term Portfolio


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/01                  +11.35%          +10.24%
Five Years Ended 9/30/01                 +6.80            +6.58
Ten Years Ended 9/30/01                  +7.16            +7.05

*Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 9/30/01                  +10.79%           +9.79%
Five Years Ended 9/30/01                 +6.25            +6.25
Inception (11/13/92) through 9/30/01     +6.26            +6.26

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 9/30/01                  +10.78%           +9.78%
Five Years Ended 9/30/01                 +6.24            +6.24
Inception (10/21/94) through 9/30/01     +6.94            +6.94

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 9/30/01                  +11.24%          +10.13%
Five Years Ended 9/30/01                 +6.69            +6.48
Inception (10/21/94) through 9/30/01     +7.40            +7.24

*Maximum sales charge is 1%.
**Assuming maximum sales charge.



Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001


SCHEDULE OF INVESTMENTS

                 S&P     Moody's       Face
Industries      Rating   Rating       Amount                      Issue                        Cost                Value

Bonds & Notes                                                                                     Core Bond Portfolio
US Government     NR*     Aaa    $ 11,000,000  Fannie Mae, 7.125% due 1/15/2030             $   12,241,680   $   12,441,990
& Agency                                       Federal Home Loan Banks:
Obligations--     NR*     Aaa       3,500,000     6.75% due 5/01/2002                            3,458,980        3,586,940
26.5%             NR*     Aaa      19,000,000     5.125% due 9/15/2003                          19,059,090       19,700,530
                                               Freddie Mac:
                  NR*     Aaa      19,525,000     7.375% due 5/15/2003                          20,494,026       20,867,344
                  NR*     Aaa      25,000,000     5.25% due 1/15/2006                           24,698,000       26,023,500
                  NR*     Aaa      25,000,000     6.875% due 9/15/2010                          26,715,000       27,910,250
                                               US Treasury Bonds & Notes:
                  AAA     Aaa      21,000,000     6.25% due 7/31/2002                           21,474,492       21,649,740
                  AAA     Aaa       6,000,000     5.125% due 12/31/2002                          6,044,531        6,187,500
                  AAA     Aaa       8,000,000     4.75% due 1/31/2003                            7,981,875        8,221,280
                  AAA     Aaa       4,000,000     4.625% due 2/28/2003                           4,011,250        4,108,760
                  AAA     Aaa       3,750,000     4% due 4/30/2003                               3,745,312        3,825,600
                  AAA     Aaa      11,500,000     4.25% due 5/31/2003                           11,551,797       11,783,935
                  AAA     Aaa       2,400,000     3.875% due 6/30/2003                           2,396,625        2,444,616
                  AAA     Aaa       1,500,000     3.875% due 7/31/2003                           1,503,164        1,528,365
                  AAA     Aaa      10,000,000     7.25% due 5/15/2004                           10,778,750       11,023,400
                  AAA     Aaa       2,000,000     6% due 8/15/2004                               2,085,937        2,147,500
                  AAA     Aaa       7,000,000     7.50% due 2/15/2005                            7,722,695        7,880,460
                  AAA     Aaa       7,240,000     5.75% due 11/15/2005                           7,539,217        7,787,489
                  AAA     Aaa      27,475,000     4.625% due 5/15/2006                          27,628,154       28,436,625
                  AAA     Aaa      12,000,000     7% due 7/15/2006                              13,189,687       13,586,280
                  AAA     Aaa         500,000     6.625% due 5/15/2007                             550,234          562,500
                  AAA     Aaa       4,750,000     5.625% due 5/15/2008                           4,981,934        5,108,483
                  AAA     Aaa       5,000,000     6% due 8/15/2009                               5,362,891        5,496,100
                  AAA     Aaa      18,946,000     5% due 2/15/2011                              18,697,157       19,472,888
                  AAA     Aaa      14,825,000     5% due 8/15/2011                              15,102,359       15,313,780
                  AAA     Aaa       4,000,000     8.875% due 8/15/2017                           5,509,219        5,534,360
                  AAA     Aaa      17,500,000     8.125% due 8/15/2019                          22,348,047       22,987,825
                  AAA     Aaa      10,000,000     7.25% due 8/15/2022                           11,929,687       12,235,900
                  AAA     Aaa      13,150,000     6.625% due 2/15/2027                          15,105,602       15,186,146
                  AAA     Aaa       3,656,000     6.25% due 5/15/2030                            3,825,507        4,068,433
                                                                                            --------------   --------------
                                                                                               337,732,899      347,108,519

Asset-Backed      AAA     Aaa       8,000,000  Advanta Mortgage Loan Trust, 7.75%
Securities**                                   due 10/25/2026                                    8,278,125        8,640,786
--5.4%            AAA     Aaa      19,000,000  Banc of America Commercial Mortgage
                                               Inc., 7.197% due 5/15/2010                       19,229,453       20,796,927
                  AAA     Aaa          63,783  Contimortgage Home Equity Loan Trust,
                                               5.84% due 5/15/2016                                  63,770           64,617
                  AAA     Aaa       7,000,000  Countrywide Asset-Backed Certificates,
                                               6.102% due 8/25/2026                              6,999,847        7,245,966
                  AAA     Aaa         307,545  EQCC Home Equity Loan Trust, 6.229% due
                                               3/15/2013                                           310,008          312,279
                  A       A3        9,000,000  First Dominion Funding I, 4.526% due
                                               7/10/2013 (a)(b)                                  8,966,133        8,589,375
                  NR*     Aaa       9,000,000  First Union-Chase Commercial Mortgage,
                                               6.645% due 6/15/2031                              8,533,828        9,574,002
                  AAA     NR*       5,000,000  Nationslink Funding Corporation, 7.181%
                                               due 12/20/2006                                    4,920,508        5,418,137
                  NR*     Aaa       9,275,021  Saxon Asset Securities Trust, 6.265%
                                               due 7/25/2023                                     9,275,021        9,470,930
                                                                                            --------------   --------------
                                                                                                66,576,693       70,113,019


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001

SCHEDULE OF INVESTMENTS (continued)

                 S&P     Moody's       Face
Industries      Rating   Rating       Amount                      Issue                        Cost                Value

Bonds & Notes (continued)                                                                         Core Bond Portfolio
Automotive &      BBB     Baa2    $ 1,250,000  Delphi Auto Systems Corporation,
Equipment--                                    6.55% due 6/15/2006                          $    1,248,438   $    1,281,188
0.5%              A       A2        6,250,000  Ford Motor Company, 7.45% due 7/16/2031           6,000,625        5,904,500
                                                                                            --------------   --------------
                                                                                                 7,249,063        7,185,688

Canadian          BBB+    Baa2      9,050,000  Canadian National Railway Co., 6.90%
Corporates++                                   due 7/15/2028 (2)                                 8,185,820        8,610,170
--1.2%            BBB-    Baa2      5,500,000  Nortel Networks Limited, 6.125% due
                                               2/15/2006 (2)                                     5,353,545        4,300,670
                  BBB+    Baa2      3,200,000  Potash Corporation of Saskatchewan,
                                               7.75% due 5/31/2011 (2)                           3,179,040        3,440,352
                                                                                            --------------   --------------
                                                                                                16,718,405       16,351,192

Finance--         A+      A2        3,400,000  CIT Group Holdings Inc., 7.50%
1.7%                                           due 11/14/2003                                    3,397,280        3,628,208
                                               Commercial Credit Co.:
                  AA-     Aa3       2,000,000     6.75% due 7/01/2007                            2,048,030        2,141,340
                  AA-     Aa3       2,400,000     10% due 5/15/2009                              2,917,344        2,960,448
                  A-      A3        3,800,000  Heller Financial Inc., 7.875% due
                                               5/15/2003                                         4,029,672        4,072,764
                                               Household Finance Corporation:
                  A       A2        5,500,000     6.50% due 1/24/2006                            5,487,955        5,752,670
                  A       A2          700,000     7.875% due 3/01/2007                             768,152          778,379
                  A       A2        1,100,000     6.75% due 5/15/2011                            1,128,820        1,133,220
                  A+      A1          950,000  Texaco Capital Inc., 8.625% due 6/30/2010         1,110,788        1,136,191
                                                                                            --------------   --------------
                                                                                                20,888,041       21,603,220

Finance--                                      Bank of America Corporation:
Banks--           A+      Aa2       6,800,000     5.875% due 2/15/2009                           6,635,576        6,837,740
4.2%              A       Aa3       3,700,000     7.40% due 1/15/2011                            3,870,089        4,042,102
                                               Bank One Corp.:
                  A       Aa3       4,600,000     6.875% due 8/01/2006                           4,801,986        4,932,810
                  A-      A1        1,550,000     7.875% due 8/01/2010                           1,692,699        1,732,094
                  A-      A1        2,050,000     8% due 4/29/2027                               2,261,498        2,238,395
                                               Citigroup Inc.:
                  AA-     Aa2       6,300,000     5.70% due 2/06/2004                            6,427,323        6,526,926
                  AA-     Aa2       1,600,000     5.75% due 5/10/2006                            1,618,944        1,648,432
                  AA-     Aa2       3,400,000     6.50% due 1/18/2011                            3,476,942        3,548,886
                  A       A1        5,500,000  First Union National Bank, 7.80% due
                                               8/18/2010                                         6,054,620        6,132,940
                  A       A2        4,600,000  FleetBoston Financial Corp., 7.25% due
                                               9/15/2005                                         4,877,058        4,985,342
                                               Mellon Financial Co.:
                  A       A2          500,000     6.875% due 3/01/2003                             519,350          522,265
                  A+      A1        1,850,000     5.75% due 11/15/2003                           1,846,578        1,926,720
                  BBB+    A3        2,300,000  Washington Mutual Inc., 7.50% due
                                               8/15/2006                                         2,469,372        2,534,991
                                               Wells Fargo & Co.:
                  A+      Aa2       2,500,000     7.25% due 8/24/2005                            2,662,775        2,720,350
                  A+      Aa2       5,000,000     5.90% due 5/21/2006                            4,993,850        5,215,000
                                                                                            --------------   --------------
                                                                                                54,208,660       55,544,993

Finance--         BBB+    Baa1      4,600,000  Avalonbay Communities, 6.625%
Other--9.1%                                    due 9/15/2011                                     4,560,854        4,565,040
                  A       A2        2,800,000  Bear Stearns Companies, Inc., 7.625%
                                               due 2/01/2005                                     2,951,592        3,028,508
                  A+      A2          800,000  CIT Group Inc., 6.50% due 2/07/2006                 829,288          842,432
                  D       Caa1     14,000,000  Comdisco Inc., 6% due 1/30/2002 (e)              13,741,240       10,080,000
                  A       A3        1,800,000  Countrywide Home Loan, 5.25% due
                                               6/15/2004                                         1,796,022        1,845,306


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001

SCHEDULE OF INVESTMENTS (continued)

                 S&P     Moody's       Face
Industries      Rating   Rating       Amount                      Issue                        Cost                Value

Bonds & Notes (continued)                                                                         Core Bond Portfolio
Finance--                                      EOP Operating LP:
Other             BBB+    Baa1    $ 4,150,000     7.375% due 11/15/2003                     $    4,145,933   $    4,379,786
(concluded)       BBB+    Baa1        820,000     7.75% due 11/15/2007                             816,753          887,568
                  BBB+    Baa1      3,650,000     7% due 7/15/2011                               3,614,230        3,741,250
                                               Ford Motor Credit Company:
                  A       A2        6,050,000     7.50% due 6/15/2003                            6,306,356        6,355,041
                  A       A2        8,800,000     6.875% due 2/01/2006                           9,000,614        9,074,824
                  A       A2          700,000     7.20% due 6/15/2007                              723,982          728,826
                  A       A2        1,400,000     7.375% due 2/01/2011                           1,395,016        1,435,980
                                               General Electric Capital Corp.:
                  AAA     Aaa       2,100,000     6.75% due 9/11/2003                            2,202,270        2,232,846
                  AAA     Aaa       1,700,000     7.375% due 1/19/2010                           1,868,487        1,917,413
                                               General Motors Acceptance Corporation:
                  A       A2        4,800,000     6.85% due 6/17/2004                            4,968,288        5,030,208
                  A       A2        4,900,000     7.75% due 1/19/2010                            5,138,385        5,169,451
                                               Goldman Sachs Group, Inc.:
                  A+      A1        3,000,000     7.625% due 8/17/2005                           3,176,250        3,269,370
                  A+      A1        1,300,000     6.875% due 1/15/2011                           1,306,383        1,344,564
                  A       A2        6,000,000  Hartford Life Inc., 7.375% due 3/01/2031          5,955,600        6,042,660
                  A+      A1        2,300,000  JP Morgan Chase & Co., 6.75% due 2/01/2011        2,343,700        2,411,573
                                               Lehman Brothers Holdings, Inc.:
                  A       A2        2,900,000     6.625% due 4/01/2004                           2,963,220        3,048,016
                  A       A2        1,700,000     7% due 2/01/2008                               1,742,857        1,782,875
                  A       A2        3,600,000     7.875% due 8/15/2010                           3,767,508        3,924,252
                  BBB     Baa2      4,000,000  Liberty Property LP, 7.25% due 3/15/2011          3,971,720        4,087,440
                  AA-     Aa3       4,100,000  Morgan Stanley, Dean Witter, Discover & Co.,
                                               7.125% due 1/15/2003                              4,138,720        4,281,384
                  AA-     Aa3       2,000,000  Morgan Stanley Group, 6.875% due 3/01/2007        2,067,080        2,127,540
                  AA-     Aa3       1,200,000  National Rural Utilities, 5.25% due
                                               7/15/2004                                         1,213,434        1,235,736
                  BB+     Baa3      2,500,000  Pemex Project Funding Master Trust,
                                               9.125% due 10/13/2010 (b)                         2,566,200        2,537,500
                  BBB+    Baa1     12,000,000  Prologis Trust, 7% due 10/01/2003                12,116,175       12,621,000
                  AA-     Aa3       3,900,000  Salomon Smith Barney Holdings, Inc.,
                                               7.125% due 10/01/2006                             4,057,131        4,251,351
                  BBB     Baa1      1,000,000  Simon Debartolo, 6.75% due 6/15/2005                990,460        1,029,740
                  A+      A1        3,900,000  Verizon Global Funding Corporation,
                                               6.75% due 12/01/2005                              3,986,892        4,153,399
                                                                                            --------------   --------------
                                                                                               120,422,640      119,462,879

Gas               BBB     Baa2      2,400,000  The Coastal Corporation, 6.50% due
Transmission                                   6/01/2008                                         2,334,768        2,400,312
--0.2%

Industrial--      A+      A1        6,500,000  Anheuser-Busch Companies Inc., 7.50%
Consumer                                       due 3/15/2012                                     6,459,310        7,397,910
Goods--1.0%       BBB     Baa3      6,000,000  Tyson Foods Inc., 6.625% due
                                               10/01/2004 (b)                                    5,988,780        5,988,780
                                                                                            --------------   --------------
                                                                                                12,448,090       13,386,690

Industrial--                                   Anadarko Finance Company:
Energy--1.7%      BBB+    Baa1      1,550,000     6.75% due 5/01/2011                            1,563,702        1,590,295
                  BBB+    Baa1        685,000     7.50% due 5/01/2031                              704,091          698,730
                  A-      A3          690,000  Apache Corporation, 7.625% due
                                               7/01/2019                                           721,678          718,649
                  BBB+    Baa1      1,600,000  Conoco Inc., 5.90% due 4/15/2004                  1,616,368        1,652,224
                  BBB     Baa2      1,145,000  Duke Energy Field Services, 8.125%
                                               due 8/16/2030                                     1,208,502        1,205,708


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001

SCHEDULE OF INVESTMENTS (continued)

                 S&P     Moody's       Face
Industries      Rating   Rating       Amount                      Issue                        Cost                Value

Bonds & Notes (continued)                                                                         Core Bond Portfolio
Industrial--      BBB     Baa2    $ 1,500,000  El Paso Energy Corporation, 8.05%
Energy                                         due 10/15/2030                               $    1,625,310   $    1,522,830
(concluded)       BBB+    Baa1      1,850,000  Enron Corp., 6.40% due 7/15/2006                  1,861,803        1,877,547
                  BBB     Baa2      5,750,000  NiSource Finance Corporation, 7.875%
                                               due 11/15/2010                                    5,715,903        6,405,517
                  BBB-    Baa3      2,500,000  Ocean Energy Inc., 7.25% due 10/01/2011           2,486,475        2,519,500
                  A-      Baa3      1,275,000  R & B Falcon Corporation, 6.50% due
                                               4/15/2003                                         1,303,165        1,314,487
                  BBB     Baa2        465,000  Sonat Inc., 7.625% due 7/15/2011                    479,457          484,260
                  BBB-    Baa2      2,000,000  Williams Companies, Inc., 7.625% due
                                               7/15/2019                                         1,904,080        1,991,960
                                                                                            --------------   --------------
                                                                                                21,190,534       21,981,707

Industrial--      AA-     A2        2,500,000  Boeing Capital Corp., 7.375% due 9/27/2010        2,497,375        2,659,275
Manufacturing     A-      A3        2,600,000  Daimler-Chrysler NA Holdings, 6.40% due
--2.6%                                         5/15/2006                                         2,598,934        2,636,894
                  A+      A1       11,500,000  First Data Corporation, 6.75% due
                                               7/15/2005                                        11,911,930       12,127,670
                  A       A2        2,200,000  Honeywell International, 7.50% due
                                               3/01/2010                                         2,166,506        2,416,128
                  BBB-    Baa3      4,000,000  Martin Marietta Corp., 7.375% due
                                               4/15/2013                                         3,846,440        4,270,760
                  BBB-    Baa3      4,000,000  Northrop-Grumman Corporation, 7.875% due
                                               3/01/2026                                         3,820,200        4,249,320
                  BBB-    Baa3      6,000,000  Raytheon Company, 6.75% due 3/15/2018             5,029,140        5,587,800
                                                                                            --------------   --------------
                                                                                                31,870,525       33,947,847

Industrial--                                   AOL Time Warner Inc.:
Services--        BBB+    Baa1      2,000,000     6.125% due 4/15/2006                           1,995,860        2,059,160
4.9%              BBB+    Baa1      1,500,000     6.75% due 4/15/2011                            1,496,250        1,539,510
                  BBB+    Baa1      2,500,000     7.625% due 4/15/2031                           2,495,075        2,544,225
                  BB+     Ba2      10,000,000  Circus Circus Enterprises, Inc., 6.70%
                                               due 11/15/2096                                    9,977,700        9,974,540
                                               Comcast Cable Communications:
                  BBB     Baa2      1,000,000     6.375% due 1/30/2006                             997,370        1,039,570
                  BBB     Baa2      1,400,000     6.20% due 11/15/2008                           1,396,290        1,390,214
                  BBB     Baa2      6,000,000     6.75% due 1/30/2011                            5,974,470        6,069,540
                  BBB-    Baa3      3,000,000  Kroger Company, 7.50% due 4/01/2031               2,979,480        3,107,460
                  BBB-    Baa3     10,000,000  News America Inc., 7.25% due 5/18/2018            9,063,735        9,216,800
                  BBB     Baa2      3,000,000  Safeway Inc., 7.25% due 2/01/2031                 2,992,350        3,110,700
                  A       A3        8,000,000  TCI Communications Inc., 8.75% due
                                               8/01/2015                                         9,384,480        9,319,760
                  A       A3        3,000,000  Tele-Communications Inc., 8.25% due
                                               1/15/2003                                         3,073,080        3,155,640
                  BB+     Baa3      2,500,000  Univision Communications Inc., 7.85%
                                               due 7/15/2011 (b)                                 2,495,600        2,583,613
                  BBB     Ba1       5,350,000  USA Waste Services Inc., 6.50% due
                                               12/15/2002                                        5,025,683        5,486,693
                  A-      A3        3,500,000  Viacom Inc., 7.875% due 7/30/2030                 3,710,140        3,782,450
                                                                                            --------------   --------------
                                                                                                63,057,563       64,379,875

Industrial--      BBB     Baa1      1,000,000  Norfolk Southern Corporation, 7.25% due
Transportation                                 2/15/2031                                           994,150          981,610
--0.5%                                         Southwest Airlines Co.:
                  A       A3        2,000,000     8% due 3/01/2005                               1,989,220        2,053,700
                  A       A3        3,000,000     7.875% due 9/01/2007                           2,983,950        2,995,230
                                                                                            --------------   --------------
                                                                                                 5,967,320        6,030,540

Mortgage-                                      Fannie Mae:
Backed            AAA     Aaa      43,000,000     7% (c)                                        44,081,250       44,464,580
Securities**      AAA     Aaa      16,456,647     6% due 6/01/2016                              16,394,934       16,739,949
--27.9%           AAA     Aaa      18,371,837     6.50% due 7/01/2016                           18,521,108       18,951,529


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001

SCHEDULE OF INVESTMENTS (continued)

                 S&P     Moody's       Face
Industries      Rating   Rating       Amount                      Issue                        Cost                Value

Bonds & Notes (continued)                                                                         Core Bond Portfolio
Mortgage-                                      Fannie Mae (concluded):
Backed            AAA     Aaa     $ 1,984,652     6.50% due 8/01/2016                       $    1,994,575   $    2,047,274
Securities        NR*     NR*      12,312,000     6% due 4/25/2025                              12,423,097       12,458,139
(concluded)       AAA     Aaa       8,636,448     7% due 11/18/2027                              8,423,573        8,981,878
                  AAA     Aaa      11,100,230     7.50% due 9/01/2030                           11,367,329       11,542,091
                  AAA     Aaa      10,934,551     8% due 9/01/2030                              11,323,545       11,471,415
                  AAA     Aaa      11,323,458     8% due 10/01/2030                             11,725,087       11,879,417
                  AAA     Aaa       6,506,454     8% due 12/01/2030                              6,737,230        6,825,908
                  AAA     Aaa      39,038,103     7.50% due 2/01/2031                           39,917,360       40,592,073
                  AAA     Aaa      36,837,111     6.50% due 3/01/2031                           36,750,772       37,487,852
                  AAA     Aaa      30,013,308     7% due 5/01/2031                              30,364,360       31,054,118
                  AAA     Aaa       2,886,429     7.50% due 5/01/2031                            2,948,668        3,001,328
                  AAA     Aaa      72,306,244     6.50% due 6/01/2031                           71,831,686       73,583,563
                  AAA     Aaa      12,575,130     7% due 6/01/2031                              12,729,372       13,011,214
                  AAA     Aaa       4,523,842     7.50% due 6/01/2031                            4,625,628        4,703,920
                  AAA     Aaa      16,364,394     6.50% due 7/01/2031                           16,194,893       16,653,477
                                                                                            --------------   --------------
                                                                                               358,354,467      365,449,725

Utilities--       A       A2        5,100,000  AT&T Corporation, 6% due 3/15/2009                4,774,486        4,942,308
Communications    AA-     Aa3       3,550,000  Ameritech Capital Funding, 6.45% due
--3.4%                                         1/15/2018                                         3,727,855        3,389,718
                  BBB     Baa2      2,250,000  Citizens Communications Company, 7.625%
                                               due 8/15/2008 (b)                                 2,238,975        2,297,477
                  BB-     Ba2       4,900,000  Frontier Corp., 6% due 10/15/2013 (a)             4,893,336        3,185,000
                  A+      A2        2,400,000  GTE Corporation, 6.84% due 4/15/2018              2,425,633        2,347,728
                                               Qwest Capital Funding:
                  BBB+    Baa1      1,800,000     7% due 8/03/2009 (d)                           1,786,536        1,800,673
                  BBB+    Baa1      7,100,000     7.90% due 8/15/2010                            7,247,190        7,477,401
                  AA-     Aa3       1,900,000  SBC Communications Inc., 6.25% due
                                               3/15/2011                                         1,849,534        1,943,434
                  BBB+    Baa1      3,600,000  Sprint Capital Corporation, 5.70%
                                               due 11/15/2003                                    3,599,388        3,696,840
                  A       A2        2,100,000  Vodafone Group PLC, 7.75% due 2/15/2010           2,223,522        2,284,065
                                               WorldCom, Inc.:
                  BBB+    A3        4,700,000     8% due 5/15/2006                               4,904,295        5,076,799
                  BBB+    A3        1,100,000     7.50% due 5/15/2011                            1,084,878        1,108,844
                  BBB+    A3        4,900,000     8.25% due 5/15/2031                            4,820,740        4,811,555
                                                                                            --------------   --------------
                                                                                                45,576,368       44,361,842

Utilities--       BBB+    Baa1      5,000,000  Commonwealth Edison Company, 6.95%
Electric &                                     due 7/15/2018                                     4,978,600        4,778,050
Gas--2.3%         BBB+    Baa1      9,950,000  Dominion Resources Inc., 7.625% due
                                               7/15/2005                                        10,090,601       10,795,949
                  A       A1          250,000  Mississippi Power, 6.05% due 5/01/2003              255,620          256,325
                                               South Carolina Electric & Gas:
                  A       A1        4,000,000     7.50% due 6/15/2005                            3,982,920        4,337,812
                  A       A1        2,000,000     6.70% due 2/01/2011                            1,995,060        2,087,080
                  BBB+    A3        7,500,000  Xcel Energy Inc., 7% due 12/01/2010               7,478,700        7,876,350
                                                                                            --------------   --------------
                                                                                                28,781,501       30,131,566


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001

SCHEDULE OF INVESTMENTS (concluded)

                 S&P     Moody's       Face
Industries      Rating   Rating       Amount                      Issue                        Cost                Value

Bonds & Notes (concluded)                                                                         Core Bond Portfolio
Utilities--       BBB+    A2      $   650,000  Consolidated Natural Gas Company, 6.625%
Gas--0.1%                                      due 12/01/2008                               $      643,929   $      673,686

Yankee            A       A1        1,200,000  BSCH Issuances Ltd., 7.625% due
Corporates++                                   9/14/2010 (1)                                     1,251,984        1,281,216
--1.0%            A-      Baa1      3,000,000  British Telecom PLC, 8.125% due
                                               12/15/2010 (2)                                    3,166,740        3,316,590
                  A-      A3        1,400,000  Deutsche Telekom International Finance,
                                               7.75% due 6/15/2005 (2)                           1,468,278        1,489,992
                  BBB+    Baa1      1,200,000  France Telecom, 8.50% due 3/01/2031 (b)(2)        1,267,560        1,283,820
                  A       A1        2,600,000  HSBC Holding PLC, 7.50% due 7/15/2009 (1)         2,761,486        2,834,312
                  A       A2        1,500,000  Norsk Hydro A/S, 6.36% due 1/15/2009 (2)          1,486,320        1,502,415
                  A+      A2        1,700,000  Telefonica Europe BV, 7.35% due
                                               9/15/2005 (2)                                     1,766,611        1,795,370
                                                                                            --------------   --------------
                                                                                                13,168,979       13,503,715

Yankee            BBB     Baa2      2,300,000  Korea Development Bank, 7.125% due
Sovereign++                                    4/22/2004 (l)                                     2,283,210        2,415,000
--0.2%

                                               Total Investments in
                                               Bonds & Notes--94.4%                          1,209,473,655    1,236,032,015


Short-Term Securities
Commercial                         25,000,000  Gannett Company, 2.45% due 10/05/2001            24,993,194       24,993,194
Paper***--8.7%                     44,229,000  General Motors Acceptance Corp., 3.44%
                                               due 10/01/2001                                   44,229,000       44,229,000
                                   25,000,000  National Rural Utilities Cooperative
                                               Finance Corp., 2.90% due 10/24/2001              24,953,681       24,953,681
                                   20,000,000  Transamerica Finance Corporation, 3.45%
                                               due 10/16/2001                                   19,971,250       19,971,250

                                               Total Investments in
                                               Short-Term Securities--8.7%                     114,147,125      114,147,125

Total Investments--103.1%                                                                   $1,323,620,780    1,350,179,140
                                                                                            ==============
Liabilities in Excess of Other Assets--(3.1%)                                                                  (40,965,767)
                                                                                                             --------------
Net Assets--100.0%                                                                                           $1,309,213,373
                                                                                                             ==============

*Not Rated.
**Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
***Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
++Corresponding industry groups for foreign securities:
(1) Financial Institution.
(2) Industrial.
(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.
(d)Restricted securities as to resale. The value of the Portfolio's investments in restricted securities was approximately $1,801,000, representing 0.1% of net assets.

                             Acquisition
Issue                            Date           Cost          Value
Qwest Capital Funding, 7%
  due 8/03/2009               7/25/2001      $ 1,786,536    $ 1,800,673
                                             -----------    -----------
Total                                        $ 1,786,536    $ 1,800,673
                                             ===========    ===========


(e)Non-income producing security.
Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.



Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001

SCHEDULE OF INVESTMENTS

                 S&P     Moody's       Face
Industries      Rating   Rating       Amount                      Issue                        Cost                Value

Bonds & Notes                                                                                 Intermediate Term Portfolio
US Government     NR*     Aaa     $ 3,000,000  Fannie Mae, 7.125% due 1/15/2030             $    3,338,640   $    3,393,270
& Agency          NR*     Aaa       1,000,000  Federal Home Loan Banks, 5.125%
Obligations--                                  due 9/15/2003                                     1,003,110        1,036,870
24.2%                                             Freddie Mac:
                  NR*     Aaa       1,000,000     7.375% due 5/15/2003                           1,049,630        1,068,750
                  NR*     Aaa       9,000,000     5.25% due 1/15/2006                            8,895,420        9,368,460
                  NR*     Aaa       6,000,000     6.875% due 9/15/2010                           6,411,600        6,698,460
                                               US Treasury Bonds & Notes:
                  AAA     Aaa       5,000,000     6.25% due 7/31/2002                            5,109,336        5,154,700
                  AAA     Aaa       7,000,000     4.625% due 2/28/2003                           7,018,438        7,190,330
                  AAA     Aaa       1,750,000     4% due 4/30/2003                               1,747,812        1,785,280
                  AAA     Aaa       4,000,000     4.25% due 5/31/2003                            4,022,500        4,098,760
                  AAA     Aaa       5,500,000     3.875% due 6/30/2003                           5,492,266        5,602,245
                  AAA     Aaa       1,500,000     7.50% due 2/15/2005                            1,638,691        1,688,670
                  AAA     Aaa         500,000     5.75% due 11/15/2005                             521,250          537,810
                  AAA     Aaa       5,050,000     4.625% due 5/15/2006                           5,061,213        5,226,750
                  AAA     Aaa       7,000,000     7% due 7/15/2006                               7,744,141        7,925,330
                  AAA     Aaa       3,750,000     5.625% due 5/15/2008                           3,918,896        4,033,013
                  AAA     Aaa      13,110,000     5% due 2/15/2011                              12,880,713       13,474,589
                  AAA     Aaa       5,910,000     5% due 8/15/2011                               5,963,017        6,104,853
                  AAA     Aaa       5,000,000     8.875% due 8/15/2017                           6,886,523        6,917,950
                  AAA     Aaa       5,500,000     7.25% due 8/15/2022                            6,593,828        6,729,745
                  AAA     Aaa       7,740,000     6.25% due 5/15/2030                            8,346,897        8,613,149
                                                                                            --------------   --------------
                                                                                               103,643,921      106,648,984

Asset-Backed      AAA     Aaa       4,000,000  Advanta Mortgage Loan Trust, 7.75%
Securities++                                   due 10/25/2026                                    4,139,063        4,320,393
--5.8%            AAA     Aaa      10,000,000  Honda Auto Lease Trust, 6.65% due
                                               7/15/2005                                        10,004,297       10,235,880
                  AAA     NR*      10,000,000  Nationslink Funding Corporation,
                                               7.181% due 12/20/2006                            10,000,000       10,836,274
                                                                                            --------------   --------------
                                                                                                24,143,360       25,392,547

Automotive &      BBB     Baa2        500,000  Delphi Auto Systems Corporation, 6.55%
Equipment--                                    due 6/15/2006                                       499,375          512,475
0.5%              A       A2        2,100,000  Ford Motor Company, 7.45% due 7/16/2031           2,016,210        1,983,912
                                                                                            --------------   --------------
                                                                                                 2,515,585        2,496,387

Canadian          BBB-    Baa2      1,500,000  Nortel Networks Limited, 6.125% due
Corporates***                                  2/15/2006 (3)                                     1,456,635        1,172,910
--0.5%            BBB+    Baa2      1,100,000  Potash Corporation of Saskatchewan,
                                               7.75% due 5/31/2011 (3)                           1,092,795        1,182,621
                                                                                            --------------   --------------
                                                                                                 2,549,430        2,355,531
Finance--1.9%                                  Anadarko Finance Company:
                  BBB+    Baa1        585,000     6.75% due 5/01/2011                              590,171          600,208
                  BBB+    Baa1        290,000     7.50% due 5/01/2031                              298,082          295,812
                  A+      A2        1,100,000  CIT Group Holdings Inc., 7.50% due
                                               11/14/2003                                        1,135,468        1,173,832
                                               Commercial Credit Co.:
                  AA-     Aa3         700,000     6.75% due 7/01/2007                              715,708          749,469
                  AA-     Aa3         800,000     10% due 5/15/2009                                972,448          986,816
                  A-      A3        1,300,000  Heller Financial Inc., 7.875% due
                                               5/15/2003                                         1,378,572        1,393,314


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001

SCHEDULE OF INVESTMENTS (continued)

                 S&P     Moody's       Face
Industries      Rating   Rating       Amount                      Issue                        Cost                Value

Bonds & Notes (continued)                                                                     Intermediate Term Portfolio
Finance                                        Household Finance Corporation:
(concluded)       A       A2      $ 1,900,000     6.50% due 1/24/2006                       $    1,964,638   $    1,987,286
                  A       A2          200,000     7.875% due 3/01/2007                             219,472          222,394
                  A       A2          400,000     6.75% due 5/15/2011                              410,480          412,080
                  A+      A1          330,000  Texaco Capital Inc., 8.625% due 6/30/2010           385,853          394,677
                                                                                            --------------   --------------
                                                                                                 8,070,892        8,215,888

Finance--                                      Bank of America Corporation:
Banks--4.3%       A+      Aa2       2,350,000     5.875% due 2/15/2009                           2,293,177        2,363,043
                  A       Aa3       1,250,000     7.40% due 1/15/2011                            1,323,538        1,365,575
                                               Bank One Corp.:
                  A       Aa3       1,600,000     6.875% due 8/01/2006                           1,670,256        1,715,760
                  A-      A1          500,000     7.875% due 8/01/2010                             545,885          558,740
                  A-      A1          700,000     8% due 4/29/2027                                 772,219          764,330
                                               Citigroup Inc.:
                  AA-     Aa2       2,000,000     5.70% due 2/06/2004                            2,040,420        2,072,040
                  AA-     Aa2         600,000     5.75% due 5/10/2006                              607,104          618,162
                  AA-     Aa2       1,200,000     6.50% due 1/18/2011                            1,227,156        1,252,548
                  A       A1        1,800,000  First Union National Bank, 7.80%
                                               due 8/18/2010                                     1,981,512        2,007,144
                  A       A2        1,600,000  FleetBoston Financial Corp., 7.25%
                                               due 9/15/2005                                     1,598,144        1,734,032
                  A       A2          800,000  Mellon Financial Co., 6.875% due
                                               3/01/2003                                           731,096          835,624
                  BBB+    A3          800,000  Washington Mutual Inc., 7.50% due
                                               8/15/2006                                           794,840          881,736
                                               Wells Fargo & Co.:
                  A+      Aa2         800,000     7.25% due 8/24/2005                              852,088          870,512
                  A+      Aa2       1,700,000     5.90% due 5/21/2006                            1,697,909        1,773,100
                                                                                            --------------   --------------
                                                                                                18,135,344       18,812,346

Finance--         BBB+    Baa1      1,500,000  Avalonbay Communities, 6.625% due
Other--8.8%                                    9/15/2011                                         1,487,235        1,488,600
                  A       A2        1,000,000  Bear Stearns Companies, Inc., 7.625%
                                               due 2/01/2005                                     1,054,140        1,081,610
                  A+      A2          300,000  CIT Group Inc., 6.50% due 2/07/2006                 310,983          315,912
                  A       A3          600,000  Countrywide Home Loan, 5.25% due 6/15/2004          598,674          615,102
                                               EOP Operating LP:
                  BBB+    Baa1      3,000,000     7.375% due 11/15/2003                          2,997,060        3,166,110
                  BBB+    Baa1      1,300,000     7.75% due 11/15/2007                           1,294,852        1,407,120
                  BBB+    Baa1        700,000     7% due 7/15/2011                                 693,140          717,500
                                               Ford Motor Credit Company:
                  A       A2        2,000,000     7.50% due 6/15/2003                            2,093,420        2,100,840
                  A       A2        3,000,000     6.875% due 2/01/2006                           3,053,310        3,093,690
                  A       A2          300,000     7.20% due 6/15/2007                              310,278          312,354
                  A       A2          500,000     7.375% due 2/01/2011                             498,220          512,850
                                               General Electric Capital Corp.:
                  AAA     Aaa         700,000     6.75% due 9/11/2003                              734,090          744,282
                  AAA     Aaa         600,000     7.375% due 1/19/2010                             659,466          676,734
                                               General Motors Acceptance Corporation:
                  A       A2        1,500,000     6.85% due 6/17/2004                            1,552,590        1,571,940
                  A       A2        1,600,000     7.75% due 1/19/2010                            1,677,840        1,687,984


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001

SCHEDULE OF INVESTMENTS (continued)

                 S&P     Moody's       Face
Industries      Rating   Rating       Amount                      Issue                        Cost                Value

Bonds & Notes (continued)                                                                     Intermediate Term Portfolio
Finance--                                      Goldman Sachs Group, Inc.:
Other             A+      A1      $ 1,100,000     7.625% due 8/17/2005                      $    1,164,625   $    1,198,769
(concluded)       A+      A1          400,000     6.875% due 1/15/2011                             401,964          413,712
                  A       A2        2,000,000  Hartford Life Inc., 7.375% due 3/01/2031          1,985,200        2,014,220
                  A+      A1          700,000  JP Morgan Chase & Co., 6.75% due 2/01/2011          713,300          733,957
                                               Lehman Brothers Holdings, Inc.:
                  A       A2        1,000,000     6.625% due 4/01/2004                           1,021,800        1,051,040
                  A       A2          600,000     7% due 2/01/2008                                 606,414          629,250
                  A       A2        1,300,000     7.875% due 8/15/2010                           1,360,489        1,417,091
                  AA-     Aa3       1,400,000  Morgan Stanley, Dean Witter, Discover & Co.,
                                               7.125% due 1/15/2003                              1,399,692        1,461,936
                  AA-     Aa3         700,000  Morgan Stanley Group, 6.875% due 3/01/2007          717,962          744,639
                  AA-     Aa3         400,000  National Rural Utilities, 5.25% due
                                               7/15/2004                                           404,496          411,912
                  BBB+    Baa1      2,000,000  Prologis Trust, 7% due 10/01/2003                 1,976,200        2,103,500
                  AA-     Aa3       1,400,000  Salomon Smith Barney Holdings, Inc.,
                                               7.125% due 10/01/2006                             1,456,406        1,526,126
                  BBB     Baa1      4,000,000  Simon Debartolo, 6.75% due 6/15/2005              3,961,840        4,118,960
                  A+      A1        1,400,000  Verizon Global Funding Corporation,
                                               6.75% due 12/01/2005                              1,431,192        1,490,964
                                                                                            --------------   --------------
                                                                                                37,616,878       38,808,704

Gas               BBB     Baa2        825,000  The Coastal Corporation, 6.50% due
Transmission--                                 6/01/2008                                           802,577          825,107
0.2%

Industrial--      AAA     Aaa       1,000,000  Bristol-Myers Squibb, 4.75% due
Consumer                                       10/01/2006                                          997,350        1,009,540
Goods--1.0%       BBB     Baa2        500,000  Kellogg Company, 7.45% due 4/01/2031                497,500          519,898
                  BBB     Baa3      2,000,000  Tyson Foods Inc., 6.625% due
                                               10/01/2004 (b)                                    1,996,260        1,996,260
                  BB+     Baa3        835,000  Univision Communications Inc., 7.85%
                                               due 7/15/2011 (b)                                   833,530          862,927
                                                                                            --------------   --------------
                                                                                                 4,324,640        4,388,625

Industrial--      A-      A3          275,000  Apache Corporation, 7.625% due
Energy--1.5%                                   7/01/2019                                           287,625          286,418
                  BBB+    Baa1        500,000  Conoco Inc., 5.90% due 4/15/2004                    505,115          516,320
                  BBB     Baa2        380,000  Duke Energy Field Services, 8.125%
                                               due 8/16/2030                                       401,075          400,148
                  BBB     Baa2        575,000  El Paso Energy Corporation, 8.05% due
                                               10/15/2030                                          597,368          583,752
                  BBB+    Baa1        680,000  Enron Corp., 6.40% due 7/15/2006                    684,339          690,125
                  BBB     Baa2      1,500,000  NiSource Finance Corporation, 7.875%
                                               due 11/15/2010                                    1,491,105        1,671,005
                  BBB-    Baa3      1,000,000  Ocean Energy Inc., 7.25% due 10/01/2011             994,590        1,007,800
                  A-      Baa3        485,000  R & B Falcon Corporation, 6.50% due
                                               4/15/2003                                           495,777          500,020
                  BBB     Baa2        185,000  Sonat Inc., 7.625% due 7/15/2011                    190,752          192,663
                  BBB-    Baa2        700,000  Williams Companies, Inc., 7.625% due
                                               7/15/2019                                           720,545          697,186
                                                                                            --------------   --------------
                                                                                                 6,368,291        6,545,437


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001

SCHEDULE OF INVESTMENTS (continued)

                 S&P     Moody's       Face
Industries      Rating   Rating       Amount                      Issue                        Cost                Value

Bonds & Notes (continued)                                                                     Intermediate Term Portfolio
Industrial--      A-      A2      $ 2,500,000  Alcan Inc., 7.25% due 3/15/2031              $    2,481,025   $    2,495,325
Manufacturing     A-      A3          900,000  Daimler-Chrysler NA Holdings, 6.40%
--3.0%                                         due 5/15/2006                                       899,631          912,771
                  BBB-    Baa3      1,500,000  Northrop-Grumman Corporation, 7.875%
                                               due 3/01/2026                                     1,568,235        1,593,495
                  BBB-    Baa3      3,500,000  Raytheon Company, 8.30% due 3/01/2010             3,866,765        3,892,280
                  A+      A2        4,000,000  United Technology Corporation, 6.35%
                                               due 3/01/2011                                     3,990,560        4,194,200
                                                                                            --------------   --------------
                                                                                                12,806,216       13,088,071

Industrial--                                   AOL Time Warner Inc.:
Services--        BBB+    Baa1      2,000,000     6.125% due 4/15/2006                           1,995,860        2,059,160
3.3%              BBB+    Baa1      1,500,000     7.625% due 4/15/2031                           1,495,755        1,526,535
                  BBB     Baa2      2,000,000  Comcast Cable Communications, 8.375%
                                               due 5/01/2007                                     2,030,340        2,231,820
                  BBB-    Baa3      1,000,000  Kroger Company, 7.50% due 4/01/2031                 993,160        1,035,820
                  A       A3        3,000,000  TCI Communications Inc., 8.65% due
                                               9/15/2004                                         3,099,270        3,321,030
                  A       A3        2,000,000  Tele-Communications Inc., 8.25% due
                                               1/15/2003                                         2,048,720        2,103,760
                  A-      A3        2,000,000  Viacom Inc., 7.875% due 7/30/2030                 2,149,200        2,161,400
                                                                                            --------------   --------------
                                                                                                13,812,305       14,439,525

Industrial--      BBB+    Baa2      4,500,000  Burlington North Santa Fe, 6.75% due
Transportation                                 7/15/2011                                         4,565,835        4,634,820
--2.0%            BBB     Baa1      3,500,000  Norfolk Southern Corporation, 7.25%
                                               due 2/15/2031                                     3,479,525        3,435,635
                  A       A3        1,000,000  Southwest Airlines Co., 8% due 3/01/2005            994,610        1,026,850
                                                                                            --------------   --------------
                                                                                                 9,039,970        9,097,305

Mortgage-                                      Fannie Mae:
Backed            AAA     Aaa      34,500,500     7% (c)                                        35,326,136       35,675,585
Securities++      AAA     Aaa       3,501,628     6% due 5/01/2016                               3,488,497        3,561,909
--31.3%           AAA     Aaa       1,367,544     6% due 6/01/2016                               1,362,416        1,391,087
                  AAA     Aaa       7,834,717     6.50% due 7/01/2016                            7,898,374        8,081,928
                  NR*     NR*       8,000,000     6% due 4/25/2025                               8,072,188        8,094,957
                  AAA     Aaa       4,243,816     7% due 11/18/2027                              4,139,212        4,413,555
                  AAA     Aaa       1,856,107     8% due 9/01/2030                               1,922,231        1,947,239
                  AAA     Aaa       7,312,556     8% due 1/01/2031                               7,571,923        7,671,588
                  AAA     Aaa       8,903,507     7.50% due 2/01/2031                            9,095,489        9,257,925
                  AAA     Aaa       8,638,201     6.50% due 3/01/2031                            8,617,955        8,790,798
                  AAA     Aaa          52,999     7% due 5/01/2031                                  53,649           54,836
                  AAA     Aaa      16,943,189     6.50% due 6/01/2031                           16,822,734       17,242,498
                  AAA     Aaa       9,149,163     7.50% due 6/01/2031                            9,346,442        9,512,523
                  AAA     Aaa       9,826,052     6.50% due 7/01/2031                            9,743,144        9,999,633
                  AAA     Aaa      11,958,953     6.50% due 8/01/2031                           11,884,209       12,170,212
                                                                                            --------------   --------------
                                                                                               135,344,599      137,866,273


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001

SCHEDULE OF INVESTMENTS (continued)

                 S&P     Moody's       Face
Industries      Rating   Rating       Amount                      Issue                        Cost                Value

Bonds & Notes (concluded)                                                                     Intermediate Term Portfolio
Utilities--       A       A2      $ 1,700,000  AT&T Corporation, 6% due 3/15/2009           $    1,588,480   $    1,647,436
Communications    AA-     Aa3       1,300,000  Ameritech Capital Funding, 6.45% due
--3.6%                                         1/15/2018                                         1,199,917        1,241,305
                  BBB     Baa2        750,000  Citizens Communications Company, 7.625%
                                               due 8/15/2008 (b)                                   746,325          765,826
                  BB-     Ba2       3,000,000  Frontier Corp., 6% due 10/15/2013 (a)             2,995,920        1,950,000
                  A+      A2          900,000  GTE Corporation, 6.84% due 4/15/2018                857,241          880,398
                                               Qwest Capital Funding:
                  BBB+    Baa1        600,000     7% due 8/03/2009 (d)                             595,512          600,224
                  BBB+    Baa1      2,400,000     7.90% due 8/15/2010                            2,455,320        2,527,572
                  AA-     Aa3         700,000  SBC Communications Inc., 6.25% due
                                               3/15/2011                                           684,310          716,002
                  BBB+    Baa1      1,300,000  Sprint Capital Corporation, 5.70% due
                                               11/15/2003                                        1,292,784        1,334,970
                  A       A2          700,000  Vodafone Group PLC, 7.75% due 2/15/2010             741,174          761,355
                                               WorldCom, Inc.:
                  BBB+    A3        1,600,000     8% due 5/15/2006                               1,667,408        1,728,272
                  BBB+    A3          300,000     7.50% due 5/15/2011                              298,173          302,412
                  BBB+    A3        1,600,000     8.25% due 5/15/2031                            1,574,704        1,571,120
                                                                                            --------------   --------------
                                                                                                16,697,268       16,026,892

Utilities--       AAA     Aaa       5,000,000  Commonwealth Edison Inc., 8.25% due
Electric &                                     10/01/2006                                        5,817,400        5,738,650
Gas--3.0%                                      Dominion Resources Inc.:
                  BBB+    Baa1      2,280,000     7.625% due 7/15/2005                           2,289,650        2,473,846
                  BBB+    Baa1      1,500,000     8.125% due 6/15/2010                           1,503,000        1,690,635
                                               South Carolina Electric & Gas:
                  A       A1        1,000,000     7.50% due 6/15/2005                              995,730        1,084,453
                  A       A1        2,000,000     6.70% due 2/01/2011                            1,995,060        2,087,080
                                                                                            --------------   --------------
                                                                                                12,600,840       13,074,664

Utilities--       BBB+    A2          280,000  Consolidated Natural Gas Company,
Gas--0.1%                                      6.625% due 12/01/2008                               277,385          290,203

Yankee            A       A1          400,000  BSCH Issuances Ltd., 7.625% due
Corporates***                                  9/14/2010 (2)                                       417,328          427,072
--1.3%            A-      Baa1      1,100,000  British Telecom PLC, 8.125% due
                                               12/15/2010 (3)                                    1,161,138        1,216,083
                  A-      A3          500,000  Deutsche Telekom International Finance,
                                               7.75% due 6/15/2005 (3)                             524,385          532,140
                  BBB+    Baa1        400,000  France Telecom, 8.50% due 3/01/2031 (b)(3)          422,520          427,940
                  A       A1          900,000  HSBC Holding PLC, 7.50% due 7/15/2009 (2)           955,899          981,108
                  A       A2          500,000  Norsk Hydro A/S, 6.36% due 1/15/2009 (3)            495,440          500,805
                  BB+     Baa3        855,000  Pemex Project Funding Master Trust,
                                               9.125% due 10/13/2010 (b)(2)                        877,640          867,825
                  A+      A2          600,000  Telefonica Europe BV, 7.35% due
                                               9/15/2005 (3)                                       623,322          633,660
                                                                                            --------------   --------------
                                                                                                 5,477,672        5,586,633
Yankee            BBB     Baa2        800,000  Korea Development Bank, 7.125% due
Sovereign***                                   4/22/2004 (2)                                       831,208          840,000
--0.9%            BB+     Baa3      3,000,000  United Mexican States, 9.875% due
                                               2/01/2010 (1)                                     3,277,140        3,202,500
                                                                                            --------------   --------------
                                                                                                 4,108,348        4,042,500

                                               Total Investments in
                                               Bonds & Notes--97.2%                            418,335,521      428,001,622


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001

SCHEDULE OF INVESTMENTS (concluded)

                                       Face
                                      Amount                      Issue                        Cost                Value

Short-Term Securities                                                                         Intermediate Term Portfolio
Commercial Paper**--9.9%          $18,593,000  General Motors Acceptance Corp.,
                                               3.44% due 10/01/2001                         $   18,593,000   $   18,593,000
                                   15,000,000  National Rural Utilities Cooperative
                                               Finance Corp., 2.90% due 10/24/2001              14,972,208       14,972,208
                                   10,000,000  Transamerica Finance Corporation,
                                               3.45% due 10/16/2001                              9,985,625        9,985,625
                                                                                            --------------   --------------
                                                                                                43,550,833       43,550,833

US Government Agency                4,000,000  Federal Home Loan Mortgage Corp., 2.76%
Obligations**--0.9%                            due 10/11/2001                                    3,996,933        3,996,933

                                               Total Investments in Short-Term
                                               Securities--10.8%                                47,547,766       47,547,766

Total Investments--108.0%                                                                   $  465,883,287      475,549,388
                                                                                            ==============
Liabilities in Excess of Other Assets--(8.0%)                                                                  (35,082,753)
                                                                                                             --------------
Net Assets--100.0%                                                                                           $  440,466,635
                                                                                                             ==============

*Not Rated.
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
***Corresponding industry groups for foreign securities:
(1) Government Entity.
(2) Financial Institution.
(3) Industrial.
++Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
(a)Floating rate note.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.
(d)Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $600,000, representing 0.1% of net assets.


                             Acquisition
Issue                            Date           Cost          Value
Qwest Capital Funding, 7%
 due 8/03/2009                7/25/2001       $  595,512     $  600,224
                                              ----------     ----------
Total                                         $  595,512     $  600,224
                                              ==========     ==========

Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001

FINANCIAL INFORMATION
Statements of Assets and Liabilities as of September 30, 2001

                                                                                             Core Bond        Intermediate
                                                                                             Portfolio       Term Portfolio
Assets:         Investments, at value*                                                     $1,350,179,140    $  475,549,388
                Cash                                                                               12,558               800
                Receivables:
                   Interest                                                                    13,519,780         4,553,064
                   Securities sold                                                              6,553,465                --
                   Capital shares sold                                                          3,343,549           979,020
                   Principal paydowns                                                             818,718                --
                Prepaid registration fees and other assets                                        225,172            32,126
                                                                                           --------------    --------------
                Total assets                                                                1,374,652,382       481,114,398
                                                                                           --------------    --------------

Liabilities:    Payables:
                   Securities purchased                                                        56,318,575        37,416,314
                   Capital shares redeemed                                                      6,161,663         2,158,419
                   Dividends to shareholders                                                    1,733,126           618,798
                   Investment adviser                                                             352,802           118,759
                   Distributor                                                                    361,132            58,375
                Accrued expenses                                                                  511,711           277,098
                                                                                           --------------    --------------
                Total liabilities                                                              65,439,009        40,647,763
                                                                                           --------------    --------------

Net Assets:     Net assets                                                                 $1,309,213,373    $  440,466,635
                                                                                           ==============    ==============

Net Assets      Class A Common Stock, $.10 par value++                                     $    4,638,140    $    1,539,913
Consist of:     Class B Common Stock, $.10 par value++++                                        4,560,893         1,126,246
                Class C Common Stock, $.10 par value++++++                                        686,464            40,105
                Class D Common Stock, $.10 par value++++++++                                    1,794,668         1,134,627
                Paid-in capital in excess of par                                            1,365,059,159       450,588,424
                Accumulated realized capital losses on investments--net                      (79,834,263)      (23,628,781)
                Accumulated distributions in excess of realized capital gains
                on investments--net                                                          (14,250,048)                --
                Unrealized appreciation on investments--net                                    26,558,360         9,666,101
                                                                                           --------------    --------------
                Net assets                                                                 $1,309,213,373    $  440,466,635
                                                                                           ==============    ==============

Net Asset       Class A:  Net assets                                                       $  519,815,581    $  176,588,729
Value:                                                                                     ==============    ==============
                          Shares outstanding                                                   46,381,399        15,399,133
                                                                                           ==============    ==============
                          Net asset value and redemption price per share                   $        11.21    $        11.47
                                                                                           ==============    ==============
                Class B:  Net assets                                                       $  511,165,747    $  129,161,800
                                                                                           ==============    ==============
                          Shares outstanding                                                   45,608,926        11,262,457
                                                                                           ==============    ==============
                          Net asset value and redemption price per share                   $        11.21    $        11.47
                                                                                           ==============    ==============
                Class C:  Net assets                                                       $   76,962,911    $    4,599,581
                                                                                           ==============    ==============
                          Shares outstanding                                                    6,864,636           401,050
                                                                                           ==============    ==============
                          Net asset value and redemption price per share                   $        11.21    $        11.47
                                                                                           ==============    ==============
                Class D:  Net assets                                                       $  201,269,134    $  130,116,525
                                                                                           ==============    ==============
                          Shares outstanding                                                   17,946,678        11,346,265
                                                                                           ==============    ==============
                          Net asset value and redemption price per share                   $        11.21    $        11.47
                                                                                           ==============    ==============

                *Identified cost                                                           $1,323,620,780    $  465,883,287
                                                                                           ==============    ==============
                ++Authorized shares--Class A                                                  250,000,000       100,000,000
                                                                                           ==============    ==============
                ++++Authorized shares--Class B                                                250,000,000        50,000,000
                                                                                           ==============    ==============
                ++++++Authorized shares--Class C                                              100,000,000        50,000,000
                                                                                           ==============    ==============
                ++++++++Authorized shares--Class D                                            100,000,000        50,000,000
                                                                                           ==============    ==============

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001

FINANCIAL INFORMATION (continued)
Statements of Operations for the Year Ended September 30, 2001

                                                                                                 Core         Intermediate
                                                                                                Bond             Term
                                                                                              Portfolio        Portfolio
Investment      Interest and discount earned                                               $   79,632,865    $   27,742,217
Income:         Securities lending--net                                                           670,275           235,722
                                                                                           --------------    --------------
                Total income                                                                   80,303,140        27,977,939
                                                                                           --------------    --------------

Expenses:       Investment advisory fees                                                        4,449,922         1,511,946
                Account maintenance and distribution fees--Class B                              3,593,967           622,961
                Transfer agent fees--Class A                                                      856,678           592,959
                Transfer agent fees--Class B                                                      912,554           498,008
                Transfer agent fees--Class D                                                      289,960           495,974
                Account maintenance fees--Class D                                                 420,769           128,938
                Account maintenance and distribution fees--Class C                                518,440            18,662
                Accounting services                                                               384,613           133,103
                Printing and shareholder reports                                                  153,864            39,056
                Registration fees                                                                 100,080            68,126
                Transfer agent fees--Class C                                                      127,288            15,067
                Custodian fees                                                                     76,432            44,621
                Professional fees                                                                  82,385            26,307
                Pricing fees                                                                       21,244            14,705
                Directors' fees and expenses                                                       13,147             4,667
                Other                                                                              40,457            19,522
                                                                                           --------------    --------------
                Total expenses                                                                 12,041,800         4,234,622
                                                                                           --------------    --------------
                Investment income--net                                                         68,261,340        23,743,317
                                                                                           --------------    --------------

Realized &      Realized gain on investments--net                                               5,256,133         5,280,415
Unrealized      Change in unrealized appreciation/depreciation on investments--net             53,516,793        14,347,388
Gain on                                                                                    --------------    --------------
Investments--   Net Increase in Net Assets Resulting from Operations                       $  127,034,266    $   43,371,120
Net:                                                                                       ==============    ==============


See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001

FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets                                                                     Core Bond Portfolio

                                                                                                 For the Year Ended
                                                                                                   September 30,
Increase (Decrease) in Net Assets:                                                             2001               2000
Operations:     Investment income--net                                                     $   68,261,340    $   79,263,571
                Realized gain (loss) on investments--net                                        5,256,133      (53,653,641)
                Change in unrealized appreciation/depreciation on investments--net             53,516,793        26,835,578
                                                                                           --------------    --------------
                Net increase in net assets resulting from operations                          127,034,266        52,445,508
                                                                                           --------------    --------------

Dividends to    Investment income--net:
Shareholders:      Class A                                                                   (30,082,991)      (34,301,752)
                   Class B                                                                   (25,158,749)      (31,956,562)
                   Class C                                                                    (3,346,835)       (3,839,946)
                   Class D                                                                    (9,672,765)       (9,165,311)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from dividends to shareholders          (68,261,340)      (79,263,571)
                                                                                           --------------    --------------

Capital Share   Net increase (decrease) in net assets derived from capital
Transactions:   share transactions                                                            100,721,161     (209,747,911)
                                                                                           --------------    --------------

Net Assets:     Total increase (decrease) in net assets                                       159,494,087     (236,565,974)
                Beginning of year                                                           1,149,719,286     1,386,285,260
                                                                                           --------------    --------------
                End of year                                                                $1,309,213,373    $1,149,719,286
                                                                                           ==============    ==============

See Notes to Financial Statements.


Statements of Changes in Net Assets                                                             Intermediate Term Portfolio
                                                                                                 For the Year Ended
                                                                                                   September 30,
Increase (Decrease) in Net Assets:                                                             2001               2000
Operations:     Investment income--net                                                     $   23,743,317    $   26,688,333
                Realized gain (loss) on investments--net                                        5,280,415      (16,183,347)
                Change in unrealized appreciation/depreciation on investments--net             14,347,388         8,479,388
                                                                                           --------------    --------------
                Net increase in net assets resulting from operations                           43,371,120        18,984,374
                                                                                           --------------    --------------

Dividends to    Investment income--net:
Shareholders:      Class A                                                                    (9,163,958)       (9,741,127)
                   Class B                                                                    (6,799,706)       (8,278,603)
                   Class C                                                                      (202,103)         (188,573)
                   Class D                                                                    (7,577,550)       (8,480,030)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from dividends to shareholders          (23,743,317)      (26,688,333)
                                                                                           --------------    --------------

Capital Share   Net increase (decrease) in net assets derived from capital share
Transactions:   transactions                                                                   24,888,072      (60,039,884)
                                                                                           --------------    --------------

Net Assets:     Total increase (decrease) in net assets                                        44,515,875      (67,743,843)
                Beginning of year                                                             395,950,760       463,694,603
                                                                                           --------------    --------------
                End of year                                                                $  440,466,635    $  395,950,760
                                                                                           ==============    ==============

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights                                                                                    Core Bond Portfolio
The following per share data and ratios
have been derived from information
provided in the financial statements.                                                       Class A
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   10.68    $   10.88    $   11.78    $   11.40    $   11.16
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .66          .72          .70          .73          .76
                Realized and unrealized gain (loss)
                on investments--net                                 .53        (.20)        (.90)          .38          .24
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   1.19          .52        (.20)         1.11         1.00
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment income--net        (.66)        (.72)        (.70)        (.73)        (.76)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   11.21    $   10.68    $   10.88    $   11.78    $   11.40
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share               11.44%        5.09%      (1.70%)       10.05%        9.22%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                           .61%         .57%         .57%         .58%         .57%
Average                                                       =========    =========    =========   ==========    =========
Net Assets:     Investment income--net                            6.03%        6.79%        6.22%        6.32%        6.73%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $ 519,815    $ 489,778    $ 535,188    $ 600,655    $ 519,708
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                              262.47%       94.67%       79.06%      149.41%      113.46%
                                                              =========    =========    =========    =========    =========


The following per share data and ratios
have been derived from information
provided in the financial statements.                                                       Class B
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   10.68    $   10.88    $   11.78    $   11.40    $   11.16
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .57          .64          .61          .64          .67
                Realized and unrealized gain (loss)
                on investments--net                                 .53        (.20)        (.90)          .38          .24
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   1.10          .44        (.29)         1.02          .91
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment income--net        (.57)        (.64)        (.61)        (.64)        (.67)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   11.21    $   10.68    $   10.88    $   11.78    $   11.40
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share               10.59%        4.29%      (2.45%)        9.21%        8.39%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          1.38%        1.34%        1.33%        1.34%        1.34%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                            5.25%        6.02%        5.46%        5.56%        5.96%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $ 511,166    $ 455,162    $ 636,115    $ 685,345    $ 577,989
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                              262.47%       94.67%       79.06%      149.41%      113.46%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                                        Core Bond Portfolio
The following per share data and ratios
have been derived from information
provided in the financial statements.                                                       Class C
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   10.68    $   10.88    $   11.79    $   11.40    $   11.17
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .57          .64          .61          .63          .67
                Realized and unrealized gain (loss)
                on investments--net                                 .53        (.20)        (.91)          .39          .23
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   1.10          .44        (.30)         1.02          .90
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment income--net        (.57)        (.64)        (.61)        (.63)        (.67)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   11.21    $   10.68    $   10.88    $   11.79    $   11.40
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share               10.53%        4.23%      (2.58%)        9.25%        8.23%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          1.44%        1.39%        1.38%        1.40%        1.39%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                            5.16%        5.96%        5.41%        5.50%        5.91%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $  76,963    $  55,889    $  79,581    $  77,464    $  49,918
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                              262.47%       94.67%       79.06%      149.41%      113.46%
                                                              =========    =========    =========    =========    =========



The following per share data and ratios
have been derived from information
provided in the financial statements.                                                       Class D
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   10.68    $   10.88    $   11.79    $   11.41    $   11.17
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .63          .70          .67          .70          .73
                Realized and unrealized gain (loss)
                on investments--net                                 .53        (.20)        (.91)          .38          .24
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   1.16          .50        (.24)         1.08          .97
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment income--net        (.63)        (.70)        (.67)        (.70)        (.73)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   11.21    $   10.68    $   10.88    $   11.79    $   11.41
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share               11.16%        4.83%      (2.03%)        9.77%        8.95%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                           .86%         .82%         .82%         .82%         .82%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                            5.75%        6.55%        5.98%        6.07%        6.47%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $ 201,269    $ 148,890    $ 135,401    $ 123,202    $  77,398
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                              262.47%       94.67%       79.06%      149.41%      113.46%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                                Intermediate Term Portfolio
The following per share data and ratios
have been derived from information
provided in the financial statements.                                                       Class A
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   10.93    $   11.11    $   11.83    $   11.49    $   11.28
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .67          .71          .70          .73          .73
                Realized and unrealized gain (loss)
                on investments--net                                 .54        (.18)        (.72)          .34          .21
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   1.21          .53        (.02)         1.07          .94
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment income--net        (.67)        (.71)        (.70)        (.73)        (.73)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   11.47    $   10.93    $   11.11    $   11.83    $   11.49
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share               11.35%        5.02%       (.18%)        9.59%        8.59%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                           .84%         .78%         .73%         .67%         .65%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                            5.94%        6.51%        6.09%        6.27%        6.43%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $ 176,589    $ 144,352    $ 161,113    $ 200,679    $ 179,115
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                              259.80%      143.77%      113.52%      111.03%       76.99%
                                                              =========    =========    =========    =========    =========




The following per share data and ratios
have been derived from information
provided in the financial statements.                                                       Class B
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   10.93    $   11.11    $   11.83    $   11.50    $   11.28
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .61          .66          .64          .67          .67
                Realized and unrealized gain (loss) on
                investments--net                                    .54        (.18)        (.72)          .33          .22
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   1.15          .48        (.08)         1.00          .89
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment income--net        (.61)        (.66)        (.64)        (.67)        (.67)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   11.47    $   10.93    $   11.11    $   11.83    $   11.50
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share               10.79%        4.49%       (.69%)        8.94%        8.13%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          1.35%        1.30%        1.24%        1.18%        1.17%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                            5.46%        5.98%        5.58%        5.75%        5.91%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $ 129,162    $ 120,250    $ 162,211    $ 178,464    $ 148,148
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                              259.80%      143.77%      113.52%      111.03%       76.99%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)                                                                Intermediate Term Portfolio
The following per share data and ratios
have been derived from information
provided in the financial statements.                                                       Class C
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   10.93    $   11.11    $   11.83    $   11.49    $   11.28
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .61          .65          .64          .67          .67
                Realized and unrealized gain (loss)
                on investments--net                                 .54        (.18)        (.72)          .34          .21
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   1.15          .47        (.08)         1.01          .88
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment income--net        (.61)        (.65)        (.64)        (.67)        (.67)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   11.47    $   10.93    $   11.11    $   11.83    $   11.49
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share               10.78%        4.48%       (.70%)        9.03%        7.99%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                          1.36%        1.30%        1.24%        1.20%        1.20%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                            5.41%        5.97%        5.57%        5.70%        5.89%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $   4,600    $   2,859    $   3,904    $   4,832    $   1,571
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                              259.80%      143.77%      113.52%      111.03%       76.99%
                                                              =========    =========    =========    =========    =========


The following per share data and ratios
have been derived from information
provided in the financial statements.                                                       Class D
                                                                            For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                         2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $   10.93    $   11.11    $   11.83    $   11.50    $   11.28
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .66          .70          .69          .71          .72
                Realized and unrealized gain (loss) on
                investments--net                                    .54        (.18)        (.72)          .33          .22
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   1.20          .52        (.03)         1.04          .94
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment income--net        (.66)        (.70)        (.69)        (.71)        (.72)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   11.47    $   10.93    $   11.11    $   11.83    $   11.50
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share               11.24%        4.92%       (.28%)        9.39%        8.58%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses                                           .94%         .88%         .83%         .77%         .77%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment income--net                            5.88%        6.41%        6.01%        6.16%        6.32%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $ 130,116    $ 128,490    $ 136,467    $ 106,294    $  64,335
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                              259.80%      143.77%      113.52%      111.03%       76.99%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
The Core Bond Portfolio (formerly Investment Grade Portfolio) and the Intermediate Term Portfolio ("Portfolio" or "Portfolios") are two of the three portfolios in Merrill Lynch Bond Fund, Inc.
(the "Fund") (formerly Merrill Lynch Corporate Bond Fund, Inc.), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolios' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Each Portfolio offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Portfolios.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Repurchase agreements--The Portfolios invest in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolios take possession of the underlying securities, mark to market such securities and, if necessary, receive additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Portfolios may be delayed or limited.

(c) Derivative financial instruments--Each Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which each Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, each Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, each Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by each Portfolio as unrealized gains or losses. When the contract is closed, each Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


* Options--The Portfolios are authorized to purchase and write call and put options. When each Portfolio writes an option, an amount equal to the premium received by each Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or each Portfolio enters into a closing transaction), each Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Portfolios will adopt the provisions to amortize all premiums and discounts on debt securities effective October 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolios, but will result in a $1,565,139 and $682,097 decrease to the cost of securities and a corresponding $1,565,139 and $682,097 increase to net unrealized appreciation to Core Bond and Intermediate Term Portfolios, respectively, based on debt securities held as of September 30, 2001.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(h) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each Portfolio included in the Fund.

(i) Securities lending--The Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Portfolios receive securities as collateral for the loaned securities, the Portfolios typically receive the income on both the loaned securities and the collateral and, as a result, the Portfolios' yield may increase. Where the Portfolios receive cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolios may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolios may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences on the Core Bond Portfolio of $3,200 have been reclassified between accumulated net realized capital losses and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.



Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the aggregate average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of the average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the year ended September 30, 2001, the aggregate average daily net assets of the Fund, including the Fund's High Income Portfolio, was approximately $4,312,990,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:


                                  Account                  Distribution
                              Maintenance Fees                 Fees
Portfolio              Class B    Class C    Class D    Class B      Class C

Core Bond                .25%       .25%       .25%       .50%        .55%
Intermediate Term        .25%       .25%       .10%       .25%        .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


For the year ended September 30, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of each Portfolio's Class A and Class D Shares as follows:


                                 FAMD                 MLPF&S
Portfolio                 Class A    Class D    Class A    Class D

Core Bond                  $1,133    $10,915    $11,490    $123,673
Intermediate Term          $  103    $   302    $ 1,148    $  6,601


For the year ended September 30, 2001, MLPF&S received contingent deferred sales charges of $602,536 relating to transactions in Class B Shares, amounting to $558,537 and $43,999 in the Core Bond Portfolio and Intermediate Term Portfolio, respectively, and $18,065 relating to transactions in Class C Shares, amounting to $16,681 and $1,384 in the Core Bond Portfolio and Intermediate Term Portfolio, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended September 30, 2001, the Portfolios paid
Merrill Lynch Security Pricing Service, an affiliate of MLPF&S,
$22,668 for security price quotations to compute the net asset values of the Portfolios.

Prior to January 1, 2001, FAM provided accounting services to the Portfolios at its cost and the Portfolios reimbursed FAM for these services. FAM continues to provide certain accounting services to the Portfolios. The Portfolios reimburse FAM at its cost for such services. For the year ended September 30, 2001, the Portfolios reimbursed FAM an aggregate of $189,584 for the above-described services. The Portfolios entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Portfolios. The Portfolios pay a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.



Merrill Lynch Bond Fund, Inc., Core Bond Portfolio & Intermediate
Term Portfolio, September 30, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2001 were as follows:


                                                      Intermediate
                                      Core Bond           Term
                                      Portfolio        Portfolio

Purchases                        $ 3,120,428,222    $ 1,062,090,634
                                 ===============    ===============
Sales                            $ 3,075,847,458    $ 1,040,504,512
                                 ===============    ===============


Net realized gains for the year ended September 30, 2001 and net unrealized gains as of September 30, 2001 were as follows:


                                       Realized        Unrealized
Core Bond Portfolio                     Gains            Gains

Long-term investments               $  5,255,381     $   26,558,360
Short-term investments                       752                 --
                                    ------------     --------------
Total                               $  5,256,133     $   26,558,360
                                    ============     ==============



                                       Realized        Unrealized
Intermediate Term Portfolio             Gains            Gains

Long-term investments               $  5,278,950     $    9,666,101
Short-term investments                     1,465                 --
                                    ------------     --------------
Total                               $  5,280,415     $    9,666,101
                                    ============     ==============


As of September 30, 2001, net unrealized appreciation for Federal income tax purposes was as follows:


                                                      Intermediate
                                      Core Bond           Term
                                      Portfolio        Portfolio

Gross unrealized appreciation       $ 33,275,537     $   10,891,775
Gross unrealized depreciation          7,945,639          1,674,568
                                    ------------     --------------
Net unrealized appreciation         $ 25,329,898     $    9,217,207
                                    ============     ==============


The aggregate cost of investments at September 30, 2001 for Federal income tax purposes was $1,324,849,242 for the Core Bond Portfolio and $466,332,181 for the Intermediate Term Portfolio.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions for the year ended September 30, 2001 was $100,721,161 for the Core Bond Portfolio and $24,888,072 for the Intermediate Term Portfolio. Net decrease in net assets derived from capital share transactions for the year ended September 30, 2000 was $209,747,911 for the Core Bond Portfolio and $60,039,884 for the Intermediate Term Portfolio.

Transactions in capital shares for each class were as follows:


Core Bond Portfolio
Class A Shares for the Year
                                                         Dollar
Ended September 30, 2001                Shares           Amount

Shares sold                           12,164,635     $  133,485,683
Shares issued resulting from
reorganization                             3,325             36,469
Shares issued to shareholders in
reinvestment of dividends                434,363          4,759,193
                                    ------------     --------------
Total issued                          12,602,323        138,281,345
Shares redeemed                     (12,099,127)      (132,360,014)
                                    ------------     --------------
Net increase                             503,196     $    5,921,331
                                    ============     ==============



Core Bond Portfolio
Class A Shares for the Year                              Dollar
Ended September 30, 2000                Shares           Amount

Shares sold                           10,194,148     $  108,164,526
Shares issued to shareholders
in reinvestment of dividends             558,004          5,915,635
                                    ------------     --------------
Total issued                          10,752,152        114,080,161
Shares redeemed                     (14,079,515)      (149,377,774)
                                    ------------     --------------
Net decrease                         (3,327,363)     $ (35,297,613)
                                    ============     ==============



Core Bond Portfolio
Class B Shares for the Year                              Dollar
Ended September 30, 2001                Shares           Amount

Shares sold                           15,196,397     $  166,702,376
Shares issued resulting from
reorganization                           692,835          7,599,924
Shares issued to shareholders
in reinvestment of dividends           1,209,395         13,248,556
                                    ------------     --------------
Total issued                          17,098,627        187,550,856
Automatic conversion of shares       (1,491,340)       (16,360,136)
Shares redeemed                     (12,633,216)      (138,208,375)
                                    ------------     --------------
Net increase                           2,974,071     $   32,982,345
                                    ============     ==============



Core Bond Portfolio
Class B Shares for the Year                              Dollar
Ended September 30, 2000                Shares           Amount

Shares sold                            9,668,395     $  102,783,751
Shares issued to shareholders
in reinvestment of dividends           1,635,475         17,344,995
                                    ------------     --------------
Total issued                          11,303,870        120,128,746
Automatic conversion of shares       (2,223,218)       (23,615,151)
Shares redeemed                     (24,929,899)      (264,645,785)
                                    ------------     --------------
Net decrease